UNTIED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):        April 24, 2019

AEGION CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-35328	45-3117900
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17988 Edison Avenue, Chesterfield, Missouri	63005
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (636) 530-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with a new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

Aegion Corporation (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”) on April 24, 2019. Four proposals were submitted to the Company’s stockholders at the Annual Meeting. The proposals are described in detail in the Company’s proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 6, 2019. The final results for the votes regarding each proposal are set forth below. As of the March 1, 2019 record date for the Annual Meeting, there were 31,753,974 shares of common stock outstanding and entitled to vote, of which 30,079,438 shares of common stock were represented in person or by proxy at the Annual Meeting.

1.    The stockholders elected eight directors to the Company's Board of Directors to hold office for a one-year term until the annual meeting of stockholders in 2020 or until their successors are duly elected and qualified. The votes regarding this proposal were as follows:

Director	Votes For (% of votes cast)	Votes Against	Abstained	Broker Non-Votes
Stephen P. Cortinovis	27,578,830 (97.89%)	593,367	19,707	1,887,534
Stephanie A. Cuskley	27,574,264 (97.87%)	598,059	19,581	1,887,534
Walter J. Galvin	27,453,361 (97.45%)	718,339	20,204	1,887,534
Rhonda Germany Ballintyn	27,455,218 (97.45%)	717,099	19,587	1,887,534
Charles R. Gordon	27,610,867 (97.99%)	565,043	15,994	1,887,534
Juanita H. Hinshaw	27,572,949 (97.87%)	599,374	19,581	1,887,534
M. Richard Smith	27,423,090 (97.34%)	748,814	20,000	1,887,534
Phillip D. Wright	27,840,017 (98.82%)	331,902	19,985	1,887,534

2.    The stockholders approved an advisory resolution relating to executive compensation. The votes regarding this proposal were as follows:

Votes For (% of votes cast)	Votes Against	Abstained	Broker Non-Votes
27,842,559 (98.89%)	311,500	37,845	1,887,534

3.    The stockholders approved the Amendment and Restatement to the Aegion Corporation 2016 Non-Employee Director Equity Plan. The votes regarding this proposal were as follows:

Votes For (% of votes cast)	Votes Against	Abstained	Broker Non-Votes
27,086,826 (96.20%)	1,068,441	36,637	1,887,534

4.    The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for the year ending December 31, 2019. The votes regarding this proposal were as follows:

Votes For (% of votes cast)	Votes Against	Abstained	Broker Non-Votes
29,652,256 (98.67%)	398,032	29,150	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEGION CORPORATION

By: /s/ Mark A. Menghini
Mark A. Menghini
Senior Vice President, General Counsel and Secretary

Dated: April 26, 2019